                             Exhibit 99.1
                    Form 3 Joint Filer Information

Name:                                   MMF LT, LLC

Address:                                11 Times Square, 39th Floor
                                        New York, NY 10036

Date of Event Requiring Statement:      01/11/2024

Name:                                   Moore Global Investments, LLC

Address:                                11 Times Square, 39th Floor
                                        New York, NY 10036

Date of Event Requiring Statement:      01/11/2024

Name:                                   Moore Capital Advisors, L.L.C.

Address:                                11 Times Square, 39th Floor
                                        New York, NY 10036

Date of Event Requiring Statement:      01/11/2024

Name:                                   Louis M. Bacon

Address:                                11 Times Square, 39th Floor
                                        New York, NY 10036

Date of Event Requiring Statement:      01/11/2024